Exhibit 99.1

Investors & Reporters May Contact:
Matt Pettoni
VP & Treasurer
(770) 418-8219
ir@asburyauto.com

 ASBURY AUTOMOTIVE GROUP ANNOUNCES RECORD
2015 THIRD QUARTER FINANCIAL RESULTS

Record third quarter adjusted EPS from continuing operations of $1.43 per diluted share, up 32% over prior year quarter EPS

Duluth, GA, October 21, 2015 - Asbury Automotive Group, Inc. (NYSE: ABG), one of the largest automotive retail and service companies in the U.S., today reported adjusted income from continuing operations for the third quarter 2015 of $37.3 million, or $1.43 per diluted share, versus income from continuing operations in the third quarter 2014 of $32.4 million, or $1.08 per diluted share, a 32% increase per diluted share. Income from continuing operations for the third quarter 2015 was adjusted for a $21.4 million pre-tax gain on divestitures, or $0.50 per diluted share, and a $0.8 million benefit from a lower effective tax rate, or $0.03 per diluted share. See attached reconciliation for reported adjustments related to the third quarter of 2015. There were no adjustments for the third quarter of 2014. Net income for the third quarter 2015 was $51.1 million, or $1.96 per diluted share, compared to $32.5 million, or $1.08 per diluted share in the prior year period.

Third Quarter 2015 Highlights (compared to the prior year period):

•	Total revenues increased 14% to $1.7 billion

•	New vehicle revenue up 17%; gross profit up 6%

•	Used vehicle retail revenue up 10%; gross profit up 8%

•	Finance and insurance revenue up 17%

•	Parts and service revenue up 13%; gross profit up 12%

•	Total gross profit increased 11%

•	SG&A expense as a percent of gross profit improved 90 basis points to 69.2%

•	Income from operations increased 16%

•	Operating margin as a percentage of revenue improved 10 basis points to 4.5%

•	Repurchased $104 million of common stock

“Asbury is pleased to announce another record third quarter.” said Craig Monaghan, Asbury's President and Chief Executive Officer. “We continue to execute our two-part strategy: to drive operational excellence and to deploy capital to its highest returns. During the last four quarters, we have acquired dealerships representing over $400 million in annualized revenues, reduced our share count by approximately 15% and improved our operating margins.”
“Our current quarter results demonstrate, once again, the strength and diversity of our business model,” said Asbury's Executive Vice President and Chief Operating Officer, David Hult. “Despite continued pressure on new vehicle margins, we increased same store revenues 8%, grew same store gross profit 6% and delivered overall income from operations growth of 16%.”
The conference call will be today at 10:00 a.m. Eastern Time and will also be simulcast live on the Internet. The simulcast can be accessed by logging onto www.asburyauto.com.  A replay will be available at these sites for 30 days. In addition, a live audio of the call will be accessible to the public by calling (800) 768-6544 (domestic), or (785) 830-7990 (international); passcode - 312559.  Callers should dial in approximately 5 to 10 minutes before the call begins. A conference call replay will be available two hours following the call for seven days, and can be accessed by calling (888) 203-1112 (domestic), or (719) 457-0820 (international); passcode - 312559.

About Asbury Automotive Group, Inc.
Asbury Automotive Group, Inc. (“Asbury”), a Fortune 500 company headquartered in Duluth, Georgia, a suburb of Atlanta, is one of the largest automotive retailers in the U.S.  Built through a combination of organic growth and a series of strategic acquisitions, Asbury operated 84 dealership locations, encompassing 103 franchises for the sale and servicing of 29 domestic and foreign brands of new vehicles as of September 30, 2015.  We also operated 25 collision repair centers and 3 stand-alone used vehicle stores as of September 30, 2015. Asbury offers customers an extensive range of automotive products and services, including new and used vehicle sales and related financing and insurance, vehicle maintenance and repair services, replacement parts and service contracts.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements other than historical fact, and may include statements relating to goals, plans, market conditions and projections regarding Asbury's financial position, liquidity, results of operations, market position and dealership portfolio, the benefits of its restructuring program and other initiatives and future business strategy. These statements are based on management's current expectations and beliefs and involve significant risks and uncertainties that may cause results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, market factors, Asbury's relationships with, and the financial and operational stability of, vehicle manufacturers and other suppliers, acts of God or other incidents which may adversely impact supply from vehicle manufacturers and/or present retail sales challenges, risks associated with Asbury's indebtedness (including available borrowing capacity, compliance with its financial covenants and ability to refinance or repay such indebtedness, particularly upcoming maturities, on favorable terms), Asbury's relationships with, and the financial stability of, its lenders and lessors, risks related to competition in the automotive retail and service industries, general economic conditions both nationally and locally, governmental regulations, legislation, adverse results in litigation and other proceedings, and Asbury's ability to execute its IT initiatives and other operational strategies, Asbury's ability to leverage gains from its dealership portfolio, Asbury's ability to capitalize on opportunities to repurchase its debt and equity securities or purchase properties that it currently leases, and Asbury's ability to stay within its targeted range for capital expenditures. There can be no guarantees that Asbury's plans for future operations will be successfully implemented or that they will prove to be commercially successful.
These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are and will be discussed in Asbury's filings with the Securities and Exchange Commission from time to time, including its most recent annual report on Form 10-K and any subsequently filed quarterly reports on Form 10-Q. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (In millions, except per share data)
(Unaudited)

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2015	2014
REVENUE:
New vehicle	$964.0	$821.3	$142.7	17%
Used vehicle:
Retail	438.8	399.6	39.2	10%
Wholesale	54.2	57.4	(3.2)	(6)%
Total used vehicle	493.0	457.0	36.0	8%
Parts and service	190.6	168.3	22.3	13%
Finance and insurance, net	68.8	59.0	9.8	17%
TOTAL REVENUE	1,716.4	1,505.6	210.8	14%
GROSS PROFIT:
New vehicle	52.3	49.2	3.1	6%
Used vehicle:
Retail	35.2	32.6	2.6	8%
Wholesale	(1.8)	(1.4)	(0.4)	29%
Total used vehicle	33.4	31.2	2.2	7%
Parts and service	118.2	105.2	13.0	12%
Finance and insurance, net	68.8	59.0	9.8	17%
TOTAL GROSS PROFIT	272.7	244.6	28.1	11%
OPERATING EXPENSES:
Selling, general and administrative	188.8	171.5	17.3	10%
Depreciation and amortization	7.5	6.7	0.8	12%
Other operating (income) expense, net	(0.2)	0.3	(0.5)	NM
INCOME FROM OPERATIONS	76.6	66.1	10.5	16%
OTHER (INCOME) EXPENSES:
Floor plan interest expense	4.1	3.0	1.1	37%
Other interest expense, net	10.7	9.6	1.1	11%
Swap interest expense	1.0	0.5	0.5	100%
Gain on divestitures	(21.4)	—	(21.4)	NM
Total other (income) expenses, net	(5.6)	13.1	(18.7)	(143)%
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	82.2	53.0	29.2	55%
Income tax expense	31.0	20.6	10.4	50%
INCOME FROM CONTINUING OPERATIONS	51.2	32.4	18.8	58%
Discontinued operations, net of tax	(0.1)	0.1	(0.2)	(200)%
NET INCOME	$51.1	$32.5	$18.6	57%
EARNINGS PER COMMON SHARE:
Basic—
Continuing operations	$1.98	$1.09	$0.89	82%
Discontinued operations	(0.01)	—	(0.01)	—%
Net income	$1.97	$1.09	$0.88	81%
Diluted—
Continuing operations	$1.96	$1.08	$0.88	81%
Discontinued operations	—	—	—	—%
Net income	$1.96	$1.08	$0.88	81%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	25.9	29.8	(3.9)	(13)%
Restricted stock	0.1	0.1	—	—%
Performance share units	0.1	0.1	—	—%
Diluted	26.1	30.0	(3.9)	(13)%
______________________________
NM—Not Meaningful

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2015	2014
Unit sales
New vehicle:
Luxury	6,381	5,939	442	7%
Mid-line import	16,501	15,457	1,044	7%
Mid-line domestic	5,482	3,258	2,224	68%
Total new vehicle	28,364	24,654	3,710	15%
Used vehicle retail	21,306	19,625	1,681	9%
Used to new ratio	75.1%	79.6%	(450) bps
Average selling price
New vehicle	$33,987	$33,313	$674	2%
Used vehicle retail	20,595	20,362	233	1%
Average gross profit per unit
New vehicle:
Luxury	$3,197	$3,620	$(423)	(12)%
Mid-line import	1,242	1,359	(117)	(9)%
Mid-line domestic	2,080	2,056	24	1%
Total new vehicle	1,844	1,996	(152)	(8)%
Used vehicle	1,652	1,661	(9)	(1)%
Finance and insurance, net	1,385	1,332	53	4%
Front end yield (1)	3,147	3,180	(33)	(1)%
Gross margin
New vehicle:
Luxury	6.3%	7.2%	(90) bps
Mid-line import	4.6%	5.1%	(50) bps
Mid-line domestic	5.7%	6.0%	(30) bps
Total new vehicle	5.4%	6.0%	(60) bps
Used vehicle retail	8.0%	8.2%	(20) bps
Parts and service	62.0%	62.5%	(50) bps
Gross profit margin	15.9%	16.2%	(30) bps
SG&A metrics
Rent expense	$8.0	$7.8	$0.2	3%
SG&A, excluding rent expense as a percent of gross profit	66.3%	66.9%	(60) bps
Total SG&A as a percentage of gross profit	69.2%	70.1%	(90) bps
Operating metrics
Income from operations as a percentage of revenue	4.5%	4.4%	10 bps
Income from operations as a percentage of gross profit	28.1%	27.0%	110 bps
Revenue mix
New vehicle	56.2%	54.5%
Used vehicle retail	25.5%	26.6%
Used vehicle wholesale	3.2%	3.8%
Parts and service	11.1%	11.2%
Finance and insurance	4.0%	3.9%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	19.2%	20.1%
Used vehicle retail	13.0%	13.4%
Used vehicle wholesale	(0.7)%	(0.6)%
Parts and service	43.3%	43.0%
Finance and insurance	25.2%	24.1%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2015	2014
Revenue
New vehicle:
Luxury	$321.8	$290.2	$31.6	11%
Mid-line import	431.6	405.1	26.5	7%
Mid-line domestic	137.1	112.1	25.0	22%
Total new vehicle	890.5	807.4	83.1	10%
Used Vehicle:
Retail	407.0	391.8	15.2	4%
Wholesale	50.8	56.1	(5.3)	(9)%
Total used vehicle	457.8	447.9	9.9	2%
Parts and service	181.3	163.9	17.4	11%
Finance and insurance	62.5	58.2	4.3	7%
Total revenue	$1,592.1	$1,477.4	$114.7	8%

Gross profit
New vehicle:
Luxury	$20.4	$20.8	$(0.4)	(2)%
Mid-line import	20.0	20.7	(0.7)	(3)%
Mid-line domestic	7.8	6.7	1.1	16%
Total new vehicle	48.2	48.2	—	—%
Used Vehicle:
Retail	32.7	32.0	0.7	2%
Wholesale	(1.7)	(1.4)	(0.3)	(21)%
Total used vehicle	31.0	30.6	0.4	1%
Parts and service:
Customer pay	60.8	57.5	3.3	6%
Reconditioning and preparation	29.1	27.2	1.9	7%
Warranty	17.4	13.4	4.0	30%
Wholesale parts	5.1	4.9	0.2	4%
Total parts and service	112.4	103.0	9.4	9%
Finance and insurance	62.5	58.2	4.3	7%
Total gross profit	$254.1	$240.0	$14.1	6%

SG&A expense	$177.4	$168.3	$9.1	5%
SG&A expense as a percentage of gross profit	69.8%	70.1%	(30) bps
_____________________________
Same store amounts consist of information from dealerships which we operated for all of the months in both comparative periods

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Three Months Ended September 30,		Increase (Decrease)	% Change
	2015	2014
Unit sales
New vehicle:
Luxury	6,371	5,740	631	11%
Mid-line import	16,096	15,326	770	5%
Mid-line domestic	3,763	3,258	505	16%
Total new vehicle	26,230	24,324	1,906	8%
Used vehicle retail	19,649	19,303	346	2%
Used to new ratio	74.9%	79.4%	(450) bps

Average selling price
New vehicle	$33,950	$33,194	$756	2%
Used vehicle retail	20,714	20,297	417	2%

Average gross profit per unit
New vehicle:
Luxury	$3,202	$3,624	$(422)	(12)%
Mid-line import	1,243	1,351	(108)	(8)%
Mid-line domestic	2,073	2,056	17	1%
Total new vehicle	1,838	1,982	(144)	(7)%
Used vehicle	1,664	1,658	6	—%
Finance and insurance, net	1,362	1,334	28	2%
Front end yield (1)	3,126	3,172	(46)	(1)%

Gross margin
New vehicle:
Luxury	6.3%	7.2%	(90) bps
Mid-line import	4.6%	5.1%	(50) bps
Mid-line domestic	5.7%	6.0%	(30) bps
Total new vehicle	5.4%	6.0%	(60) bps
Used vehicle retail	8.0%	8.2%	(20) bps
Parts and service	62.0%	62.8%	(80) bps
Gross profit margin	16.0%	16.2%	(20) bps
_____________________________
Same store amounts consist of information from dealerships which we operated for all of the months in both comparative periods

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail sales.

ASBURY AUTOMOTIVE GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share data)
(Unaudited)

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2015	2014
REVENUE:
New vehicle	$2,720.7	$2,378.8	$341.9	14%
Used vehicle:
Retail	1,309.8	1,159.9	149.9	13%
Wholesale	164.2	159.3	4.9	3%
Total used vehicle	1,474.0	1,319.2	154.8	12%
Parts and service	555.5	495.9	59.6	12%
Finance and insurance, net	197.6	170.8	26.8	16%
TOTAL REVENUE	4,947.8	4,364.7	583.1	13%
GROSS PROFIT:
New vehicle	152.5	146.4	6.1	4%
Used vehicle:
Retail	105.6	99.5	6.1	6%
Wholesale	(3.2)	(0.9)	(2.3)	256%
Total used vehicle	102.4	98.6	3.8	4%
Parts and service	347.9	306.8	41.1	13%
Finance and insurance, net	197.6	170.8	26.8	16%
TOTAL GROSS PROFIT	800.4	722.6	77.8	11%
OPERATING EXPENSES:
Selling, general and administrative	546.4	500.5	45.9	9%
Depreciation and amortization	22.0	19.4	2.6	13%
Other operating (income) expense, net	0.1	0.2	(0.1)	NM
INCOME FROM OPERATIONS	231.9	202.5	29.4	15%
OTHER (INCOME) EXPENSES:
Floor plan interest expense	12.0	9.3	2.7	29%
Other interest expense, net	31.5	28.2	3.3	12%
Swap interest expense	2.0	1.5	0.5	33%
Gain on divestitures	(21.4)	—	(21.4)	NM
Total other (income) expenses, net	24.1	39.0	(14.9)	(38)%
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	207.8	163.5	44.3	27%
Income tax expense	79.6	63.4	16.2	26%
INCOME FROM CONTINUING OPERATIONS	128.2	100.1	28.1	28%
Discontinued operations, net of tax	(0.1)	(0.3)	0.2	(67)%
NET INCOME	$128.1	$99.8	$28.3	28%
EARNINGS PER COMMON SHARE:
Basic—
Continuing operations	$4.80	$3.31	$1.49	45%
Discontinued operations	—	(0.01)	0.01	(100)%
Net income	$4.80	$3.30	$1.50	45%
Diluted—
Continuing operations	$4.77	$3.29	$1.48	45%
Discontinued operations	(0.01)	(0.01)	—	—%
Net income	$4.76	$3.28	$1.48	45%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	26.7	30.2	(3.5)	(12)%
Restricted stock	0.1	0.1	—	—%
Performance share units	0.1	0.1	—	—%
Diluted	26.9	30.4	(3.5)	(12)%
______________________________
NM—Not Meaningful

ASBURY AUTOMOTIVE GROUP, INC.
KEY OPERATING HIGHLIGHTS (In millions, except per unit data)
(Unaudited)

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2015	2014
Unit sales
New vehicle:
Luxury	18,632	17,291	1,341	8%
Mid-line import	47,052	43,941	3,111	7%
Mid-line domestic	14,137	10,115	4,022	40%
Total new vehicle	79,821	71,347	8,474	12%
Used vehicle retail	63,164	56,968	6,196	11%
Used to new ratio	79.1%	79.8%	(70) bps
Average selling price
New vehicle	$34,085	$33,341	$744	2%
Used vehicle retail	20,736	20,361	375	2%
Average gross profit per unit
New vehicle:
Luxury	$3,413	$3,701	$(288)	(8)%
Mid-line import	1,262	1,400	(138)	(10)%
Mid-line domestic	2,087	2,066	21	1%
Total new vehicle	1,911	2,052	(141)	(7)%
Used vehicle	1,672	1,747	(75)	(4)%
Finance and insurance, net	1,382	1,331	51	4%
Front end yield (1)	3,187	3,247	(60)	(2)%
Gross margin
New vehicle:
Luxury	6.7%	7.3%	(60) bps
Mid-line import	4.7%	5.3%	(60) bps
Mid-line domestic	5.8%	6.2%	(40) bps
Total new vehicle	5.6%	6.2%	(60) bps
Used vehicle retail	8.1%	8.6%	(50) bps
Parts and service	62.6%	61.9%	70 bps
Gross profit margin	16.2%	16.6%	(40) bps
SG&A metrics
Rent expense	$23.5	$23.2	$0.3	1%
SG&A, excluding rent expense as a percent of gross profit	65.3%	66.1%	(80) bps
Total SG&A as a percentage of gross profit	68.3%	69.3%	(100) bps
Operating metrics
Income from operations as a percentage of revenue	4.7%	4.6%	10 bps
Income from operations as a percentage of gross profit	29.0%	28.0%	100 bps
Revenue mix
New vehicle	55.0%	54.5%
Used vehicle retail	26.5%	26.6%
Used vehicle wholesale	3.3%	3.6%
Parts and service	11.2%	11.4%
Finance and insurance	4.0%	3.9%
Total revenue	100.0%	100.0%
Gross profit mix
New vehicle	19.1%	20.3%
Used vehicle retail	13.1%	13.7%
Used vehicle wholesale	(0.4)%	(0.1)%
Parts and service	43.5%	42.5%
Finance and insurance	24.7%	23.6%
Total gross profit	100.0%	100.0%
_____________________________

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail sales.

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (In millions)
(Unaudited)

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2015	2014
Revenue
New vehicle:
Luxury	$928.1	$847.7	$80.4	9%
Mid-line import	1,225.7	1,151	74.7	6%
Mid-line domestic	373.6	337.2	36.4	11%
Total new vehicle	2,527.4	2,335.9	191.5	8%
Used Vehicle:
Retail	1,204.0	1,138.1	65.9	6%
Wholesale	151.4	156.4	(5.0)	(3)%
Total used vehicle	1,355.4	1,294.5	60.9	5%
Parts and service	525.9	482.7	43.2	9%
Finance and insurance	181.3	168.5	12.8	8%
Total revenue	$4,590.0	$4,281.6	$308.4	7%

Gross profit
New vehicle:
Luxury	$62.5	$61.8	$0.7	1%
Mid-line import	57.1	60.9	(3.8)	(6)%
Mid-line domestic	22.0	20.9	1.1	5%
Total new vehicle	141.6	143.6	(2.0)	(1)%
Used Vehicle:
Retail	98.1	98.0	0.1	—%
Wholesale	(2.8)	(0.9)	(1.9)	211%
Total used vehicle	95.3	97.1	(1.8)	(2)%
Parts and service:
Customer pay	179.3	170.6	8.7	5%
Reconditioning and preparation	85.5	75.5	10.0	13%
Warranty	49.4	38.6	10.8	28%
Wholesale parts	15.2	15.0	0.2	1%
Total parts and service	329.4	299.7	29.7	10%
Finance and insurance	181.3	168.5	12.8	8%
Total gross profit	$747.6	$708.9	$38.7	5%

SG&A expense	$512.6	$490.9	$21.7	4%
SG&A expense as a percentage of gross profit	68.6%	69.2%	(60) bps
_____________________________
Same store amounts consist of information from dealerships which we operated for all of the months in both comparative periods

ASBURY AUTOMOTIVE GROUP, INC.
SAME STORE OPERATING HIGHLIGHTS (Continued)
(Unaudited)

	For the Nine Months Ended September 30,		Increase (Decrease)	% Change
	2015	2014
Unit sales
New vehicle:
Luxury	18,254	16,667	1,587	10%
Mid-line import	45,604	43,575	2,029	5%
Mid-line domestic	10,500	10,115	385	4%
Total new vehicle	74,358	70,357	4,001	6%
Used vehicle retail	57,977	56,053	1,924	3%
Used to new ratio	78.0%	79.7%	(170) bps

Average selling price
New vehicle	$33,990	$33,201	$789	2%
Used vehicle retail	20,767	20,304	463	2%

Average gross profit per unit
New vehicle:
Luxury	$3,424	$3,708	$(284)	(8)%
Mid-line import	1,252	1,398	(146)	(10)%
Mid-line domestic	2,095	2,066	29	1%
Total new vehicle	1,904	2,041	(137)	(7)%
Used vehicle	1,692	1,748	(56)	(3)%
Finance and insurance, net	1,370	1,333	37	3%
Front end yield (1)	3,181	3,244	(63)	(2)%

Gross margin
New vehicle:
Luxury	6.7%	7.3%	(60) bps
Mid-line import	4.7%	5.3%	(60) bps
Mid-line domestic	5.9%	6.2%	(30) bps
Total new vehicle	5.6%	6.1%	(50) bps
Used vehicle retail	8.1%	8.6%	(50) bps
Parts and service	62.6%	62.1%	50 bps
Gross profit margin	16.3%	16.6%	(30) bps
_____________________________
Same store amounts consist of information from dealerships which we operated for all of the months in both comparative periods

(1)	Front end yield is calculated as gross profit from new vehicles, used retail vehicles and finance and insurance (net), divided by combined new and used retail sales.

ASBURY AUTOMOTIVE GROUP, INC.
Additional Disclosures (In millions)
(Unaudited)

	September 30, 2015	December 31, 2014	Increase (Decrease)	% Change
SELECTED BALANCE SHEET DATA
Cash and cash equivalents	$3.9	$2.9	$1.0	34%
New vehicle inventory	696.4	699.5	(3.1)	—%
Used vehicle inventory	147.1	141.7	5.4	4%
Parts inventory	44.1	44.8	(0.7)	(2)%
Total current assets	1,282.0	1,276.7	5.3	—%
Floor plan notes payable	837.9	766.8	71.1	9%
Total current liabilities	1,146.6	1,041.1	105.5	10%

CAPITALIZATION:
Long-term debt (including current portion)	$761.7	$707.4	$54.3	8%
Shareholders' equity	314.5	444.9	(130.4)	(29)%
Total	$1,076.2	$1,152.3	$(76.1)	(7)%

	September 30, 2015	December 31, 2014	September 30, 2014
DAYS SUPPLY
New vehicle inventory	72	63	74
Used vehicle inventory	36	35	34
_____________________________
Days supply of inventory is calculated based on new and used inventory levels at the end of each reporting period and a 30-day historical cost of sales

Brand Mix - New Vehicle Revenue by Brand-

	For the Nine Months Ended September 30,
	2015	2014
Luxury:
BMW	8%	9%
Mercedes-Benz	7%	7%
Lexus	6%	7%
Acura	5%	5%
Infiniti	3%	4%
Other luxury	6%	5%
Total luxury	35%	37%
Mid-Line Imports:
Honda	16%	18%
Nissan	12%	12%
Toyota	12%	13%
Other imports	6%	6%
Total imports	46%	49%
Mid-Line Domestic:
Ford	11%	7%
Dodge	3%	2%
Chevrolet	3%	2%
Other domestics	2%	3%
Total domestic	19%	14%
Total New Vehicle Revenue	100%	100%

ASBURY AUTOMOTIVE GROUP INC.
Supplemental Disclosures
(Unaudited)

Non-GAAP Financial Disclosure and Reconciliation

In addition to evaluating the financial condition and results of our operations in accordance with GAAP, from time to time management evaluates and analyzes results and any impact on the Company of strategic decisions and actions relating to, among other things, cost reduction, growth, and profitability improvement initiatives, and other events outside of normal, or "core," business and operations, by considering certain alternative financial measures not prepared in accordance with GAAP. These measures include "Adjusted income from continuing operations," "Adjusted diluted earnings per share ("EPS") from continuing operations," "Adjusted EBITDA," "Adjusted leverage ratio," and "Adjusted SG&A expense." Non-GAAP measures do not have definitions under GAAP and may be defined differently by and not be comparable to similarly titled measures used by other companies. As a result, any non-GAAP financial measures considered and evaluated by management are reviewed in conjunction with a review of the most directly comparable measures calculated in accordance with GAAP. Management cautions investors not to place undue reliance on such non-GAAP measures, but also to consider them with the most directly comparable GAAP measures. In their evaluation of results from time to time, management excludes items that do not arise directly from core operations, or are otherwise of an unusual or non-recurring nature. Because these non-core, unusual or non-recurring charges and gains materially affect Asbury's financial condition or results in the specific period in which they are recognized, management also evaluates, and makes resource allocation and performance evaluation decisions based on, the related non-GAAP measures excluding such items. In addition to using such non-GAAP measures to evaluate results in a specific period, management believes that such measures may provide more complete and consistent comparisons of operational performance on a period-over-period historical basis and a better indication of expected future trends. Management discloses these non-GAAP measures, and the related reconciliations, because it believes investors use these metrics in evaluating longer-term period-over-period performance, and to allow investors to better understand and evaluate the information used by management to assess operating performance.

	For the Twelve Months Ended
	September 30, 2015	June 30, 2015
	(Dollars in millions)
Adjusted leverage ratio:
Long-term debt (including current portion)	$761.7	$770.9

Calculation of earnings before interest, taxes, depreciation and amortization ("EBITDA"):
Income from continuing operations	$140.2	$121.4

Add:
Depreciation and amortization	28.9	28.2
Income tax expense	87.1	76.8
Swap and other interest expense	44.6	43.0
Earnings before interest, taxes, depreciation and amortization ("EBITDA")	$300.8	$269.4

Non-core items - expense:
Gain on divestitures	$(21.4)	$—
Loss on extinguishment of long-term debt	31.9	31.9
Total non-core items	10.5	31.9

Adjusted EBITDA	$311.3	$301.3

Adjusted leverage ratio	2.4	2.6

The non-core operating items shown in the table below consist of expenses related to real estate transactions.

	For the Three Months Ended September 30,
	2015	2014
	(In millions, except per share data)
Adjusted income from continuing operations:
Net income	$51.1	$32.5
Discontinued operations, net of tax	0.1	(0.1)
Income from continuing operations	51.2	32.4

Non-core items - income:
Gain on divestitures (net of $8.3 million of tax)	(13.1)	—
Income tax benefit	(0.8)	—
Total non-core items	(13.9)	—
Adjusted income from continuing operations	$37.3	$32.4

Adjusted diluted earnings per share (EPS) from continuing operations:
Net income	$1.96	$1.08
Discontinued operations, net of tax	—	—
Income from continuing operations	$1.96	$1.08

Total non-core items	(0.53)	—
Adjusted diluted EPS from continuing operations	$1.43	$1.08

Weighted average common shares outstanding - diluted	26.1	30.0

	For the Nine Months Ended September 30,
	2015	2014
	(In millions, except per share data)
Adjusted income from continuing operations:
Net income	$128.1	$99.8
Discontinued operations, net of tax	0.1	0.3
Income from continuing operations	128.2	100.1

Non-core items - income:
Gain on divestitures (net of $8.3 million of tax)	(13.1)	—
Income tax benefit	(0.8)	—
Total non-core items	(13.9)	—
Adjusted income from continuing operations	$114.3	$100.1

Adjusted diluted earnings per share (EPS) from continuing operations:
Net income	$4.76	$3.28
Discontinued operations, net of tax	0.01	0.01
Income from continuing operations	$4.77	$3.29

Total non-core items	(0.52)	—
Adjusted diluted EPS from continuing operations	$4.25	$3.29

Weighted average common shares outstanding - diluted	26.9	30.4